AMERICAN CENTURY TARGET MATURITIES TRUST

                              PROSPECTUS SUPPLEMENT
                     Target 2000 o Target 2005 o Target 2010
                     Target 2015 o Target 2020 o Target 2025
                         Investor Class o Advisor Class

                        SUPPLEMENT DATED JANUARY 15, 1998
                       Prospectus dated September 2, 1997

The following disclosure should be inserted as the second paragraph under the heading "American Century Investments" found on page 15 of the Investor Class Prospectus and as the last paragraph under the heading "How to Purchase and Sell American Century Funds" found on page 15 of the Advisor Class Prospectus.

   To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us.

The following disclosure is added on page 21 of the Investor Class Prospectus and page 16 of the Advisor Class Prospectus, following the last paragraph under the heading "When Share Price is Determined."

   We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the funds' behalf by such intermediary.

The following disclosure is added following the last paragraph under the heading "Transfer and Administrative Services," on page 24 of the Investor Class Prospectus and page 19 of the Advisor Class Prospectus.

   Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager.

The  following   disclosure  replaces  the  first  sentence  under  the  heading
"Distribution of Fund Shares" found on page 25 of the Investor Class Prospectus and page 20 of the Advisor Class Prospectus.

   The funds' shares are distributed by FDI, a registered broker-dealer (the Distributor). FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

The following disclosure should be inserted as the last paragraph under the heading "Distribution of Fund Shares" on page 25 of the Investor Class Prospectus and page 20 of the Advisor Class Prospectus.

   Investors may open accounts with American Century only through the Distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the Distributor.



P.O. Box 419200                                        [american century logo]
Kansas City, Missouri                                          American
64141-6200                                                  Century(reg.sm)
1-800-345-2021 or 816-531-5575

Funds Distributor, Inc.

SH-SPL-11274 9801